UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): July 13, 2004




                              WCA WASTE CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)





          Delaware                     000-50808             20-0829917
-------------------------------      -------------        -------------------
(State or other jurisdiction of      (Commission            (IRS Employer
        incorporation)               File Number)         Identification No.)






      One Riverway, Suite 1400
            Houston, Texas                                      77056
---------------------------------------                       ----------
(Address of principal executive offices)                      (Zip Code)




       Registrant's telephone number, including area code: (713) 292-2400




                                 NOT APPLICABLE
         (Former name or former address, if changed since last report.)

ITEM 5.  OTHER EVENTS.

         On July 13, 2004, WCA Waste Corporation issued a press release announcing the acquisition of a municipal solid waste collection company located in Houston, Texas. A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

Exhibit 99.1 WCA Waste Corporation Press Release, dated July 13, 2004, announcing the acquisition of a municipal solid waste collection company located in Houston, Texas.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              WCA WASTE CORPORATION




Date: July 13, 2004                           /s/ Charles A. Casalinova
                                              ---------------------------------
                                              Charles A. Casalinova
                                              Senior Vice President and Chief
                                              Financial Officer

                                  EXHIBIT INDEX


Exhibit        Description
--------       -----------
   99.1        WCA Waste Corporation Press Release, dated July 13, 2004,
               announcing the acquisition of a municipal solid waste collection company located in Houston, Texas.